ARTISAN PARTNERS ASSET MANAGEMENT

Artisan Partners Asset Management

BUSINESS UPDATE AND FIRST QUARTER 2016 EARNINGS PRESENTATION

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 1 BUSINESS UPDATE & QUARTERLY RESULTS DISCUSSION Eric R. Colson is Chairman and Chief Executive Officer of Artisan Partners. Prior to joining the firm in January 2005, Mr. Colson was an executive vice president of Callan Associates, Inc. where he managed the institutional consulting group, providing business and investment advice to asset management firms. Prior to managing the institutional consulting group, he managed Callan's global manager research. Mr. Colson holds a BA in Economics from the University of California-Irvine. Mr. Colson is a CFA charterholder. • 23 years of industry experience • 11 years at Artisan Partners Charles (C.J.) Daley, Jr. is a Managing Director and Chief Financial Officer of Artisan Partners. Prior to joining the firm in July 2010, Mr. Daley was executive vice president, chief financial officer and treasurer of the global asset management firm Legg Mason, Inc. Mr. Daley holds a BS in Accounting from the University of Maryland. He is an inactive Certified Public Accountant. • 28 years of industry experience • 5 years at Artisan Partners

BUSINESS PHILOSOPHY & APPROACH

High Value Added Investment Firm	Talent Driven Business Model	Thoughtful Growth
Active Strategies	Designed for Investment Talent to Thrive	Active Talent Identification
Autonomous Franchises	Managed by Business Professionals	Entrepreneurial Commitment
Proven Results	Structured to Align Interests	Focus on Long-Term Global Demand

Since its founding, Artisan has built its business based upon a consistent philosophy and business model.

ARTISAN PARTNERS ASSET MANAGEMENT 2

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 3 Index Focused HIGH VALUE ADDED — Evolution Evolving High Value Added Narrower Investable Universe Risk Aware Longer-Term Investment Horizon Outcome Focused Broader Investable Universe Risk Management Short-Term Risk Focused

HIGH VALUE ADDED — Investment Teams

Experienced Leadership[1]

Artisan Growth Team
Milwaukee

- James Hamel– *19 years at Artisan*
- Matthew Kamm– *13 years at Artisan*
- Craigh Cepukenas– *20 years at Artisan*
- Jason White– *16 years at Artisan*

Artisan Global Equity Team
San Francisco–Pine/New York/London/Singapore

- Mark Yockey– *20 years at Artisan*
- Charles-Henri Hamker– *16 years at Artisan*
- Andrew Euretig– *11 years at Artisan*

Artisan Global Value Team
San Francisco–Maritime

- David Samra– *14 years at Artisan*
- Daniel O'Keefe– *14 years at Artisan*

Unique Processes

Artisan Growth Team:
- Franchise Characteristics
- Attractive Valuations
- Accelerating Profit Cycles

Artisan Global Equity Team:
- Themes
- Sustainable Growth
- Valuation

Artisan Global Value Team:
- Undervaluation
- Business Quality
- Financial Strength
- Shareholder-Oriented Management

Portfolio Flexibility

United States Exposure



78%
57%
54%
35%
36%
68%
48%
65%
56%
Global Opportunities
Global Equity
Global Value
3/31/2010
3/31/2013
3/31/2016

Emerging Markets Exposure



15%
11%
9%
14%
17%
3%
0%
13%
Global Opportunities
Global Equity
Global Value
3/31/2010
3/31/2013
3/31/2016

Consumer Discretionary Exposure



16%
9%
12%
11%
23%
24%
23%
12%
5%
Global Opportunities
Global Equity
Global Value
3/31/2010
3/31/2013
3/31/2016

Active & High Conviction

	Global Opportunities	Global Equity	Global Value	Median Global Equity Manager[1]	MSCI ACWI
Active Share	94.8%	91.7%	92.4%	88.64%	--
% Top 10	40.9%	35.4%	36.1%	26.53%	9.0%
# of Securities	48	51	43	74	2,482
# of Countries	15	12	11	16	46

Source: FactSet/GICS/MSCI. As of March 31, 2016 unless otherwise noted. All weights shown as a percentage of equities in a representative portfolio managed within each strategy composite, except % Top 10, which is shown as a percentage of the total representative portfolio. Cash weights as of March 31, 2010, March 31, 2013 and March 31, 2016, respectively: Global Opportunities – 6.0%, 3.3%, 8.0%, Global Equity – 4.6%, 2.3%, 1.2%, Global Value – 4.7%, 10.8%, 9.5%. [1]eVestment Global Equity Universe as of December 31, 2015.

ARTISAN PARTNERS ASSET MANAGEMENT 4

HIGH VALUE ADDED — Long-Term Investment Results

			Average Annual Total Returns (%) (Gross)						Overall Fund
Global Equity Team	Inception	AUM ($ mm)	1 Yr	3 Yr	5 Yr	10 Yr	Inception	Value-Added (bps)	Morningstar Rating™ (1)
Non-U.S. Growth	1/1/96	28,148	(10.04)	3.98	6.53	4.87	10.26	605	★★★
Non-U.S. Small-Cap Growth	1/1/02	1,221	1.09	5.28	7.38	7.12	13.77	394	★★★
Global Equity	4/1/10	929	(7.92)	6.10	9.94	--	10.90	426	★★★★
Global Small-Cap Growth	7/1/13	123	(6.71)	--	--	--	2.48	(436)	Not Yet Rated
U.S. Value Team									
U.S. Mid-Cap Value	4/1/99	7,452	(5.08)	5.55	8.51	8.38	13.13	424	★★★
U.S. Small-Cap Value	6/1/97	699	(4.68)	1.46	1.74	4.95	10.79	353	★★
Value Equity	7/1/05	1,625	(2.82)	6.25	8.76	6.62	7.12	(45)	★★
Growth Team									
U.S. Mid-Cap Growth	4/1/97	14,118	(5.93)	10.12	10.17	9.69	15.00	506	★★★★
U.S. Small-Cap Growth	4/1/95	2,090	(6.96)	7.31	9.63	6.20	9.50	90	★★★
Global Opportunities	2/1/07	7,669	3.28	10.17	10.49	--	9.10	615	★★★★★
Global Value Team									
Non-U.S. Value	7/1/02	16,598	(3.33)	7.39	8.63	7.92	12.48	689	★★★★★
Global Value	7/1/07	14,172	(0.81)	8.96	11.36	--	7.61	551	★★★★★
Emerging Markets Team									
Emerging Markets	7/1/06	271	(5.80)	(2.50)	(4.82)	--	3.43	(13)	★★
Credit Team									
High Income	4/1/14	1,343	0.12	--	--	--	2.99	400	Not Yet Rated
Developing World Team									
Developing World	7/1/15	573	--	--	--	--	(7.11)	552	Not Yet Rated

Data as of and through March 31, 2016. Value added measures the average annual outperformance or underperformance of the gross composite return of each Artisan Partners strategy compared to its broad-based benchmark. Periods of one year or less are not annualized. See Notes & Disclosures at the end of this presentation for more information about our investment performance. [1] Morningstar ratings are for the series of Artisan Partners Funds managed in the indicated Artisan Partners strategy.

ARTISAN PARTNERS ASSET MANAGEMENT 5

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 6 HIGH VALUE ADDED — Diversity Data shown is from April 1, 2006 -March 31, 2016. Represents, at each time shown, the trailing 3-year average annual returns of the gross composite of each Artisan Partners strategy compared to the trailing 3-year average annual returns of the Artisan strategy’s broad-based benchmark. See Notes & Disclosures at the end of this presentation for more information about our investment performance. Rolling 3-Year Value-Add Over Last 10 Years Basis Points of Outperformance and Underperformance Versus Index -600 -400 -200 0 200 400 600 800 1000 1200 1400 J u n - 2 0 0 6 S e p - 2 0 0 6 D e c - 2 0 0 6 M a r - 2 0 0 7 J u n - 2 0 0 7 S e p - 2 0 0 7 D e c - 2 0 0 7 M a r - 2 0 0 8 J u n - 2 0 0 8 S e p - 2 0 0 8 D e c - 2 0 0 8 M a r - 2 0 0 9 J u n - 2 0 0 9 S e p - 2 0 0 9 D e c - 2 0 0 9 M a r - 2 0 1 0 J u n - 2 0 1 0 S e p - 2 0 1 0 D e c - 2 0 1 0 M a r - 2 0 1 1 J u n - 2 0 1 1 S e p - 2 0 1 1 D e c - 2 0 1 1 M a r - 2 0 1 2 J u n - 2 0 1 2 S e p - 2 0 1 2 D e c - 2 0 1 2 M a r - 2 0 1 3 J u n - 2 0 1 3 S e p - 2 0 1 3 D e c - 2 0 1 3 M a r - 2 0 1 4 J u n - 2 0 1 4 S e p - 2 0 1 4 D e c - 2 0 1 4 M a r - 2 0 1 5 J u n - 2 0 1 5 S e p - 2 0 1 5 D e c - 2 0 1 5 M a r - 2 0 1 6 Non-U.S. Growth U.S. Mid-Cap Growth U.S. Mid-Cap Value Non-U.S. Value

HIGH VALUE ADDED — Outperformance

Outperformance

Percentage of time Artisan strategies outperformed their indexes


66%
75%
77%
89%
94%
1-Year
3-Year
5-Year
10-Year
15-Year

Magnitude of Outperformance

Basis points of outperformance


58%
33%
8%
52%
39%
10%
49%
44%
7%
38%
47%
15%
28%
55%
17%
>500 bps
>100-500 bps
0-100 bps

	1-Year	3-Year	5-Year	10-Year	15-Year
Outperformed Index Periods	1,262	1,199	1,014	591	243
Total # of Rolling Monthly Periods	1,925	1,602	1,314	666	258

Data as of and through March 31, 2016. Total # of Rolling Monthly Periods represents the total number of rolling monthly periods for each applicable period (1-Year, 3-Year, etc.) within the since-inception timespans of Artisan Partners' 14 investment strategies with at least a one- year track record that Artisan Partners has marketed to clients. For example, Artisan's eight investment strategies with 10-year track records have experienced a total of 666 rolling 10-year (120-month) periods. Outperformed Index Periods represents the total number of rolling monthly periods for which the average annual gross returns of the Artisan composite were greater than the average annual returns of the Artisan strategy's broad-based benchmark. For example, in 591 of the 666 rolling 10-year periods experienced by Artisan's composites, the Artisan composite's average annual gross returns were greater than the average annual returns of the Artisan strategy's broad-based benchmark. Magnitude of Outperformance shows the number of rolling periods during which the average annual gross returns of the Artisan composite outperformed the average annual returns of the applicable broad-based benchmark by 0-100, greater than 100-500, and greater than 500 basis points, as a percentage of the Outperformed Index Periods. The data shown on this slide is not representative of any Artisan strategy's total return or any individual client's or investor's experience. See Notes & Disclosures at the end of this presentation for more information about our investment performance and each Artisan strategy's broad-based benchmark.

ARTISAN PARTNERS ASSET MANAGEMENT 7

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 8 Institutional 65% Intermediary 30% Retail 5% AUM by VehicleAUM by Client Domicile AUM by Distribution Channel1AUM by Investment Team U.S. 85% Non-U.S. 15% Artisan Funds 52% Separate Accounts 46% UCITS 2% Global Equity 31% Global Value 32% U.S. Value 10% Growth 25% Emerging Markets <1% Credit 1% Developing World 1% HIGH VALUE ADDED — Balanced Distribution As of March 31, 2016. 1The allocation of AUM by distribution channel involves the use of estimates and the exercise of judgment.

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 9 ASSETS UNDER MANAGEMENT & NET CLIENT CASH FLOWS (in billions) Net Client Cash Flows $108.7 $109.2 $97.0 $99.8 $97.0 $108.4 $111.4 $104.7 $101.4 $92.9 1Q15 2Q15 3Q15 4Q15 1Q16 Assets Under Management Assets Under Management Average Assets Under Management $(2.2) $(0.3) $(1.3) $(2.0) $(1.3) 1Q15 2Q15 3Q15 4Q15 1Q16 Quarter

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 10 FINANCIAL RESULTS — Financial Highlights $108.4 $101.4 $92.9 1Q15 4Q15 1Q16 -8% -14% $203.6 $192.0 $174.5 1Q15 4Q15 1Q16 -9% -14% $125.4 $115.8 $111.9 1Q15 4Q15 1Q16 -3% -11% $98.4 $88.9 $87.5 1Q15 4Q15 1Q16 -2% -11% Compensation & Benefits Expense (net of Pre-Offering Related Compensation) 1 (in millions) Total Operating Expenses (net of Pre-Offering Related Compensation) 1 (in millions) Average AUM (in billions) Revenues (in millions) 1 Pre-Offering Related compensation for the quarters ended March 31, 2015, December 31, 2015, and March 31, 2016 was $10.4 million, $10.5 million, and $7.8 million, respectively. Effective Fee Rate (bps) 76 75 76

FINANCIAL RESULTS — Compensation & Benefits (in millions)

	For the Three Months Ended					
	March 2016	% of Rev.	December 2015	% of Rev.	March 2015	% of Rev.
Salary	$ 12.6	7.2%	$ 12.1	6.3%	$ 11.4	5.6%
Incentive Compensation	57.3	32.8%	63.3	33.0%	71.4	35.1%
Benefits & Payroll Taxes	7.2	4.1%	4.3	2.2%	7.1	3.5%
Equity Based Compensation Expense	10.4	6.0%	9.2	4.8%	8.5	4.2%
Subtotal Compensation and Benefits	**87.5**	**50.1%**	**88.9**	**46.3%**	**98.4**	**48.3%**
Pre-IPO Related Compensation	7.8	4.5%	10.5	5.5%	10.4	5.1%
Total Compensation and Benefits	**$ 95.3**	**54.6%**	**$ 99.4**	**51.8%**	**$ 108.8**	**53.4%**

- Incentive Compensation is primarily variable compensation paid to investment and distribution teams based on revenue-share percentages and discretionary cash incentives paid to other employees. Incentive Compensation decreased in the March 2016 quarter as compared to the December 2015 quarter primarily due to lower revenues. On a year over year basis, Incentive Compensation decreased primarily due to lower revenues and the on-boarding of our new Developing World investment team in the March 2015 quarter.
- In the March 2016 and 2015 quarters, Benefits & Payroll Taxes includes seasonal payroll taxes, the first quarter funding of 50% of the Company's annual contribution to employee health savings accounts, and 401(k) matching that is greater in the first quarter of each year.
- Equity Based Compensation Expense increased in the March 2016 quarter as a result of the pro-rata amortization of the equity grant made in January 2016.

ARTISAN PARTNERS ASSET MANAGEMENT 11

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 12 FINANCIAL RESULTS — Financial Highlights Adjusted Operating Margin1 Adjusted Net Income (in millions) & Adjusted Net Income per Share1 1Q15 4Q15 1Q16 1 Operating Margin (GAAP) for the quarters ended March, 31, 2015, December 31, 2015, and March 31, 2016 was 33.3%, 34.2%, and 31.4%, respectively. Net Income attributable to APAM for the quarters ended March, 31, 2015, December 31, 2015, and March 31, 2016 was $19.5M, $20.1M, and $16.3M, respectively. Net Income (Loss) per basic and diluted share for the quarters ended March, 31, 2015, December 31, 2015, and March 31, 2016 was $0.43, $0.47, and $0.35, respectively. See page 16 for a reconciliation of GAAP to Non-GAAP (“Adjusted”) Measures. Adjusted Net income Adjusted Net Income per Adjusted Share 38.4% 39.7% 35.8% 1Q15 4Q15 1Q16 $47.5 $0.65 $46.2 $0.63 $37.6 $0.51

FINANCIAL RESULTS — Dividends


Quarterly Dividend Rate
$0.43
$0.55
$0.60
$0.60
$0.60
2013
2014
2015
1Q16
2Q16

Note: Time periods noted above represent the period in which the dividends were paid. This slide does not include special annual dividends paid in 2014, 2015, or 1Q16.

ARTISAN PARTNERS ASSET MANAGEMENT
13

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 14 FINANCIAL RESULTS — Capital Management ¹ Calculated in accordance with debt agreements. $166.2 $217.9 4Q15 1Q16 Cash (in millions) $200.0 $200.0 4Q15 1Q16 Borrowings (in millions) $116.6 $120.6 4Q15 1Q16 Equity (in millions) 0.5x 0.6x 4Q15 1Q16 Leverage Ratio1

APPENDIX

RECONCILIATION OF GAAP TO NON-GAAP ("ADJUSTED") MEASURES (in millions)

	Three Months Ended		
	March 31 2016	December 31 2015	March 31 2015
Net income attributable to Artisan Partners Asset Management Inc. (GAAP)	16.3	20.1	19.5
Add back: Net income attributable to noncontrolling interests - APH	24.1	29.1	33.9
Add back: Provision for income taxes	11.5	13.6	5.1
Add back: Pre-offering related compensation - share-based awards	7.8	10.5	10.4
Add back: Net (gain) loss on the tax receivable agreements	-	-	6.4
Adjusted income before income taxes	59.7	73.3	75.3
Less: Adjusted provision for income taxes	22.1	27.1	27.8
Adjusted net income (Non-GAAP)	37.6	46.2	47.5
Average shares outstanding (in millions)			
Class A common shares	37.0	36.7	32.6
Assumed vesting, conversion or exchange of:			
Unvested restricted share-based awards	3.4	2.8	3.0
Artisan Partners Holdings LP units outstanding (non-controlling interest)	33.7	34.0	37.6
Adjusted shares	74.1	73.5	73.2
Adjusted net income per adjusted share (Non-GAAP)	$ 0.51	$ 0.63	$ 0.65
Operating income (GAAP)	54.8	65.7	67.8
Add back: Pre-offering related compensation - share-based awards	7.8	10.5	10.4
Adjusted operating income (Non-GAAP)	62.6	76.2	78.2
Adjusted operating margin (Non-GAAP)	35.8%	39.7%	38.4%

ARTISAN PARTNERS ASSET MANAGEMENT 16

LONG-TERM INVESTMENT RESULTS

As of March 31, 2016	Average Annual Total Returns (Gross)						Average Annual Value-Added
	1 Yr	3 Yr	5 Yr	7 Yr	10 Yr	Inception	Since Inception (bp)
Global Equity Team							
Artisan Non-U.S. Growth (Inception: 1-Jan-96)	-10.04%	3.98%	6.53%	13.19%	4.87%	10.26%	605
MSCI EAFE Index	-8.27%	2.23%	2.29%	9.68%	1.80%	4.21%	
Artisan Non-U.S. Small-Cap Growth (Inception: 1-Jan-02)	1.09%	5.28%	7.38%	16.71%	7.12%	13.77%	394
MSCI EAFE Small Cap Index	3.20%	7.28%	5.57%	15.08%	3.44%	9.83%	
Artisan Global Equity (Inception 1-Apr-10)	-7.92%	6.10%	9.94%	---	---	10.90%	426
MSCI All Country World Index	-4.34%	5.53%	5.22%	---	---	6.64%	
Artisan Global Small-Cap Growth (Inception 1-Jul-13)	-6.71%	---	---	---	---	2.48%	-436
MSCI All Country World Small Cap Index	-4.50%	---	---	---	---	6.84%	
U.S. Value Team							
Artisan U.S. Mid-Cap Value (Inception: 1-Apr-99)	-5.08%	5.55%	8.51%	16.63%	8.38%	13.13%	424
Russell Midcap® Index	-4.04%	10.44%	10.29%	19.10%	7.44%	8.89%	
Artisan U.S. Small-Cap Value (Inception: 1-Jun-97)	-4.68%	1.46%	1.74%	12.42%	4.95%	10.79%	353
Russell 2000® Index	-9.76%	6.84%	7.19%	16.41%	5.25%	7.26%	
Artisan Value Equity (Inception: 1-Jul-05)	-2.82%	6.25%	8.76%	15.75%	6.62%	7.12%	-45
Russell 1000® Index	0.50%	11.51%	11.34%	17.14%	7.05%	7.58%	
Growth Team							
Artisan U.S. Mid-Cap Growth (Inception: 1-Apr-97)	-5.93%	10.12%	10.17%	19.37%	9.69%	15.00%	506
Russell Midcap® Index	-4.04%	10.44%	10.29%	19.10%	7.44%	9.95%	
Artisan U.S. Small-Cap Growth (Inception: 1-Apr-95)	-6.96%	7.31%	9.63%	19.77%	6.20%	9.50%	90
Russell 2000® Index	-9.76%	6.84%	7.19%	16.41%	5.25%	8.60%	
Artisan Global Opportunities (Inception: 1-Feb-07)	3.28%	10.17%	10.49%	19.03%	---	9.10%	615
MSCI All Country World Index	-4.34%	5.53%	5.22%	12.54%	---	2.95%	
Global Value Team							
Artisan Non-U.S. Value (Inception: 1-Jul-02)	-3.33%	7.39%	8.63%	16.50%	7.92%	12.48%	689
MSCI EAFE Index	-8.27%	2.23%	2.29%	9.68%	1.80%	5.59%	
Artisan Global Value (Inception: 1-Jul-07)	-0.81%	8.96%	11.36%	17.97%	---	7.61%	551
MSCI All Country World Index	-4.34%	5.53%	5.22%	12.54%	---	2.10%	
Emerging Markets Team							
Artisan Emerging Markets (Inception: 1-Jul-06)	-5.80%	-2.50%	-4.82%	8.00%	---	3.43%	-13
MSCI Emerging Markets Index	-12.03%	-4.50%	-4.13%	8.20%	---	3.56%	
Credit Team							
Artisan High Income (Inception: 1-Apr-14)	0.12%	---	---	---	---	2.99%	400
BofA Merrill Lynch High Yield Master II Index	-3.99%	---	---	---	---	-1.01%	
Developing World Team							
Artisan Developing World (Inception: 1-Jul-15)	---	---	---	---	---	-7.11%	552
MSCI Emerging Markets Index	---	---	---	---	---	-12.63%	

Source: Artisan Partners/MSCI/Russell/BofA Merrill Lynch. Average Annual Total Returns (Gross) represents gross of fees performance for the Artisan Composites. Value add measures the average annual outperformance or underperformance of the gross composite return of each Artisan Partners strategy compared to its broad-based benchmark. Periods of one year or less are not annualized. See Notes & Disclosures at the end of this presentation for more information about our investment performance.

ARTISAN PARTNERS ASSET MANAGEMENT 17

LONG-TERM INVESTMENT RESULTS

% of AUM in Outperforming Strategies



91%
58%
59%
44%
91%
82%
88%
74%
79%
82%
89%
75%
100%
100%
97%
97%
98%
97%
98%
98%
1 Year
3 Year
5 Year
10 Year
Inception
2013
2014
2015
1Q 2016

% of AUM by Overall Lipper Ranking



95%
3%
2%
1st Quartile
2nd Quartile
3rd/4th Quartile

% of AUM by Overall Morningstar Rating™



55%
40%
2%
3%
5 or 4 Star Rating
3 Star Rating
2 or 1 Star Rating
Not Yet Rated

Sources: Artisan Partners/Lipper Inc/Morningstar. % of AUM in Outperforming Strategies at December 31 of each year, unless noted otherwise. % of AUM in Outperforming Strategies represents the % of AUM in strategies where gross of fees composite performance had outperformed the benchmark for the average annual periods indicated above and since inception. % of AUM in Outperforming Strategies for each period includes only assets under management in all strategies in operation throughout the period. Lipper rankings and Morningstar Ratings are as of March 31, 2016. Lipper rankings are based on total return, are historical, and do not represent future results. Lipper Ranking does not include Funds with less than a 1-yr track record. Morningstar ratings are based on risk-adjusted return. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. See Notes & Disclosures at the end of this presentation for more information about our investment performance.

ARTISAN PARTNERS ASSET MANAGEMENT 18

GLOBAL DISTRIBUTION (in billions)


Non-U.S. Client AUM
13%
13%
14%
14%
15%
$13.8
$14.2
$13.1
$14.2
$14.3
1Q15
2Q15
3Q15
4Q15
1Q16
Non-U.S. Client AUM as a % of Firmwide AUM
Non-U.S. Client AUM


U.S. vs. Non-U.S. Client Net Flows
Quarter
(2.0)
(0.2)
(0.5)
$0.2
(1.4)
$0.1
(2.4)
$0.4
(1.3)
$0.0
1Q15
2Q15
3Q15
4Q15
1Q16
U.S.
Non-U.S.

ARTISAN PARTNERS ASSET MANAGEMENT
19

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 20 NOTES & DISCLOSURES Forward-Looking Statements Certain statements in this presentation, and other written or oral statements made by or on behalf of the Company, are “forward-looking statements” within the meaning of the federal securities laws. Statements regarding future events and our future performance, as well as management’s current expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. These forward-looking statements are only predictions based on current expectations and projections about future events. These forward-looking statements are subject to a number of risks and uncertainties, and there are important factors that could cause actual results, level of activity, performance, actions or achievements to differ materially from the results, level of activity, performance, actions or achievements expressed or implied by the forward-looking statements. These factors include : the loss of key investment professionals or senior management, adverse market or economic conditions, poor performance of our investment strategies, change in the legislative and regulatory environment in which we operate, operational or technical errors or other damage to our reputation and other factors disclosed in the Company’s filings with the Securities and Exchange Commission, including those factors listed under the caption entitled “Risk Factors” in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the SEC on February 25, 2016. The Company undertakes no obligation to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release. Investment Performance We measure the results of our “composites”, which represent the aggregate performance of all discretionary client accounts, including mutual funds, invested in the same strategy except those accounts with respect to which we believe client-imposed restrictions may have a material impact on portfolio construction and those accounts managed in a currency other than U.S. dollars (the results of these accounts, which represented approximately 9% of our assets under management at March 31, 2016, are maintained in separate composites, which are not presented in these materials). Composite data for the following strategies is represented by a single account: Artisan Global Small-Cap Growth and Artisan High Income. Results for any investment strategy described herein, and for different investment products within a strategy, are affected by numerous factors, including different material market or economic conditions; different investment management fee rates, brokerage commissions and other expenses; and the reinvestment of dividends or other earnings. The returns for any strategy may be positive or negative, and past performance does not guarantee future results. Composite returns are presented gross of investment advisory fees applied to client accounts. Fees, if reflected, would reduce the results presented for an investor in an account managed within a Composite. In these materials, we present Active Share, a statistic which represents how “active” a portfolio manager is by measuring the degree to which a portfolio of securities differs from its benchmark index by constituent overlap and allocation magnitude. Active Share can range from 0% for a portfolio that perfectly mirrors its benchmark to 100% for a portfolio with no overlap with an index. We present examples of the growth of $1 million and other forms of outperformance against an index which utilize calculations based on monthly returns comparing an Artisan composite to its broad-based market index for the period since the composite’s inception through March 31, 2016. An investment cannot be made directly in an Artisan composite or a market index and the aggregated results are hypothetical. Composite returns used in the growth of $1 million are net of fees, calculated using the highest model investment advisory fees applicable to portfolios within the composite. The performance and fees of individual portfolios within a composite will vary. Index returns do not reflect the payment of fees and expenses. In these materials, we present “Value-Added”, which is the amount in basis points by which the average annual gross composite return of each of our strategies has outperformed or underperformed the broad-based market index most commonly used by our clients to compare the performance of the relevant strategy. The market indices used to compare performance for each of our strategies are as follows: Non-U.S. Growth Strategy / Non-U.S. Value Strategy—MSCI EAFE Index; Global Equity Strategy / Global Opportunities Strategy / Global Value Strategy—MSCI ACWI Index; Global Small-Cap Growth Strategy—MSCI ACWI Small Cap Index; Non-U.S. Small-Cap Growth Strategy—MSCI EAFE Small Cap Index; U.S. Mid-Cap Growth Strategy / U.S. Mid-Cap Value Strategy—Russell Midcap® Index; U.S. Small-Cap Growth Strategy / U.S. Small-Cap Value Strategy—Russell 2000® Index; Value Equity Strategy—Russell 1000® Index; Developing World Strategy / Emerging Markets Strategy—MSCI Emerging Markets Index; High Income Strategy—BofA Merrill Lynch High Yield Master II Index. Unlike the BofA Merrill Lynch High Yield Master ll Index, the Artisan High Income Strategy may hold loans and other security types. At times, this causes material differences in relative performance. In this document, we present information based on Morningstar, Inc., or Morningstar, ratings for series of Artisan Partners Funds, Inc. (“Artisan Funds”). The Morningstar ratings refer to the ratings by Morningstar of the share class of the respective series of Artisan Funds with the earliest inception date and are based on a 5-star scale. Morningstar data © 2016 Morningstar, Inc.; all rights reserved. Morningstar data contained herein (1) is proprietary to Morningstar and/or its content providers, (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ which is based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance, including the effects of sales charges, loads, and redemption fees, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 21 NOTES & DISCLOSURES Ratings are based on risk-adjusted returns and are historical and do not represent future results. The Overall Morningstar RatingTM for a fund is derived from a weighted average of the performance figures associated with its three-year, five-year, and ten-year (if applicable) Morningstar Ratings metrics. The Artisan Funds, the ratings of which form the basis for the information reflected in this presentation, and the categories in which they are rated are: Artisan International Fund—Foreign Large Blend Funds Category; Artisan International Small Cap Fund—Foreign Small/Mid Growth Funds Category; Artisan Global Equity Fund—World Stock; Artisan Small Cap Value Fund—Small Value Funds Category; Artisan Mid Cap Value Fund—Mid- Cap Value Funds Category; Artisan Value Equity Fund—Large Value Funds Category; Artisan Mid Cap Fund—Mid-Cap Growth Funds Category; Artisan Global Opportunities Fund—World Stock; Artisan Small Cap Fund—Small Growth Funds Category; Artisan International Value Fund—Foreign Small/Mid Funds Category; Artisan Global Value Fund—World Stock; Artisan Emerging Markets Fund— Diversified Emerging Markets Funds Category. Morningstar ratings are initially given on a fund’s three year track record and change monthly. eVestment Alliance (eVestment) is a global provider of institutional investment data intelligence and analytic solutions. eVestment is a manager-reported database and does not independently verify the data. eVestment categories contain investment products that invest in equity stocks within a particular style category. Financial Information Throughout these materials, we present historical information about our assets under management and our average assets under management for certain periods. We use our information management systems to track our assets under management and we believe the information in these materials regarding our assets under management is accurate in all material respects. We also present information regarding the amount of our assets under management sourced through particular distribution channels. The allocation of assets under management sourced through particular distribution channels involves estimates and the exercise of judgment. We have presented the information on our assets under management sourced by distribution channel in the way in which we prepare and use that information in the management of our business. Data sourced by distribution channel on our assets under management are not subject to our internal controls over financial reporting. Rounding Any discrepancies included in these materials between totals and the sums of the amounts listed are due to rounding. Trademark Notice The MSCI EAFE Index, the MSCI EAFE Growth Index, the MSCI EAFE Small Cap Index, the MSCI EAFE Value Index, the MSCI ACWI Index, the MSCI ACWI Small Cap Index and the MSCI Emerging Markets Index are trademarks of MSCI Inc. MSCI Inc. is the owner of all copyrights relating to these indices and is the source of the performance statistics of these indices that are referred to in these materials. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. The Russell 2000® Index, the Russell 2000® Value Index, the Russell Midcap® Index, the Russell Midcap® Value Index, the Russell 1000® Index, the Russell 1000® Value Index, the Russell Midcap® Growth Index, the Russell 1000® Growth Index and the Russell 2000® Growth Index are trademarks of Russell Investment Group. Russell Investment Group is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a presentation of Artisan Partners. Russell Investment Group is not responsible for the formatting or configuration of this material or for any inaccuracy in Artisan Partners' presentation thereof. The BofA Merrill Lynch US High Yield Master II Index tracks the performance of below investment grade $US- denominated corporate bonds publicly issued in the US domestic market. An investment cannot be made directly in an index. Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch indices “as is,” makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch indices or any data included in, related to, or derived there from, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Artisan Partners, or any of its products or services. Sector Allocation: Sector exposure percentages reflect sector designations as currently classified by GICS. The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (MSCI) and Standard & Poor’s Financial Services, LLC (S&P). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaim all warranties, including warranties of accuracy, completeness, merchantability and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of such damages. Presentation None of the information in these materials constitutes either an offer or a solicitation to buy or sell any fund securities, nor is any such information a recommendation for any fund security or investment service. Copyright 2016 Artisan Partners. All rights reserved. This presentation may not be reproduced in whole or in part without Artisan Partners’ permission.